Exhibit 99.3

AMENDED AND RESTATED DISTRIBUTION REINVESTMENT PLAN

This Amended and Restated Distribution Reinvestment Plan (the “Plan”) is adopted by InPoint Commercial Real Estate Income, Inc. (the “Company”) pursuant to its Articles of Amendment and Restatement (as amended, restated or otherwise modified from time to time, the “Charter”). Unless otherwise defined herein, capitalized terms shall have the same meaning as set forth in the Charter.

1.

Distribution Reinvestment. As agent for the stockholders of the Company (the “Stockholders”) who (i) purchase shares of the Company’s common stock (“Shares”) pursuant to the Company’s continuous public offering (the “Offering”) or purchase Shares pursuant to any future public offering of the Company (a “Future Offering”), and who, in each case, do not opt out of participating in the Plan (or, in the case of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Nebraska, New Jersey, Ohio, Oregon, Vermont and Washington investors and clients of participating broker-dealers that do not permit automatic enrollment in the Plan, who opt to participate in the Plan) or (ii) purchase Shares pursuant to any unregistered private offering of the Company (a “Private Offering”) and opt to participate in the Plan (collectively, the “Participants”), the Company will apply all dividends and other distributions declared and paid in respect of the Shares held by each Participant and attributable to the class of Shares purchased by such Participant (the “Distributions”), including Distributions declared and paid with respect to any full or fractional Shares acquired under the Plan, to the purchase of additional Shares of the same class for such Participant; provided that the Company will apply Distributions declared and paid with respect to Class P Common Shares to the purchase of Class I Common Shares.

2.	Effective Date. The effective date of this Plan shall be August 7, 2020.

3.

Procedure for Participation. Any Stockholder who purchases Shares in the Offering or a Future Offering (unless such Stockholder is a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Nebraska, New Jersey, Ohio, Oregon, Vermont or Washington or is a client of a participating broker-dealer that does not permit automatic enrollment in the Plan) and has received a Prospectus, as contained in the Company’s registration statement filed with the Securities and Exchange Commission (the “SEC”), will automatically become a Participant unless he or she elects not to become a Participant by noting such election on his or her subscription agreement. Any Stockholder who purchases Shares in the Offering or a Future Offering who is a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Nebraska, New Jersey, Ohio, Oregon, Vermont or Washington or is a client of a participating broker-dealer that does not permit automatic enrollment in the Plan and has received a Prospectus, as contained in the Company’s registration statement filed with the SEC, will become a Participant if he or she elects to become a Participant by noting such election on his or her subscription agreement. In addition, any Stockholder, including a Stockholder who purchases Shares in a Private Offering, who is not a Participant may later elect to become a Participant by completing and executing a change of distribution form, or in the case of a broker-controlled account, the appropriate form from the participating-broker dealer who solicited the purchase of such Shares. Participation in the Plan will begin with the next Distribution paid after acceptance of a Participant’s subscription, enrollment or authorization. Shares will be purchased under the Plan on the date that Distributions are paid by the Company.

4.

Suitability. Each Participant is requested to promptly notify the Company in writing if the Participant experiences a material change in his or her financial condition, including the failure to meet the income, net worth and investment concentration standards imposed by such Participant’s state of residence and set forth in the Company’s most recent prospectus. For the avoidance of doubt, this request in no way shifts to the Participant the responsibility of the Company’s sponsor, or any other person selling Shares on behalf of the Company to the Participant to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment based on information provided by such Participant.

5.	Purchase of Shares.

A.

Participants will acquire Shares from the Company under the Plan (the “Plan Shares”) at a price equal to the most recently published transaction price per Share applicable to the class of Shares acquired under the Plan on the date that the Distribution is paid. No upfront selling commissions will be payable with respect to Plan Shares, but Plan Shares will be subject to applicable ongoing stockholder servicing fees. Participants may purchase fractional Plan Shares so that 100% of the Distributions will be used to acquire Plan Shares. However, a Participant will not be able to acquire Plan Shares and such Participant’s participation in the Plan will be terminated to the extent that a reinvestment of such Participant’s distributions in Plan Shares would cause the percentage ownership or other limitations contained in the Charter to be violated.

B.

Shares to be distributed by the Company in connection with the Plan may (but are not required to) be supplied from: (i) the Plan Shares which will be registered with the SEC in connection with the Offering or (ii) Shares to be registered with the SEC in a Future Offering for use in the Plan (a “Future Registration”).

6.

Taxes. THE REINVESTMENT OF DISTRIBUTIONS DOES NOT RELIEVE A PARTICIPANT OF ANY INCOME TAX LIABILITY THAT MAY BE PAYABLE ON THE DISTRIBUTIONS. INFORMATION REGARDING POTENTIAL TAX INCOME LIABILITY OF PARTICIPANTS MAY BE FOUND IN THE PUBLIC FILINGS MADE BY THE COMPANY WITH THE SEC.

7.	Share Certificates. The ownership of the Plan Shares will be in book-entry form unless and until the Company issues certificates for its outstanding Shares.

8.

Reports. On a quarterly basis, the Company shall provide each Participant a statement of account describing, as to such Participant: (i) the Distributions reinvested during the quarter; (ii) the number and class of Plan Shares purchased during the quarter; (iii) the per share purchase price for such Plan Shares; and (iv) the total number of Plan Shares purchased on behalf of the Participant. On an annual basis, tax information with respect to income earned on Plan Shares for the calendar year will be provided to each applicable Participant. If a Participant holds his or her investment in a broker-controlled account, all reports will be delivered by the applicable participating broker-dealer, rather than the Company.

9.

Termination by Participant. A Participant may terminate participation in the Plan at any time, without penalty, by delivering five business days’ prior written notice to the Company. This notice must be received by the Company prior to the fifth to last calendar day of the month in order for a Participant’s termination to be effective for such month (i.e., a timely termination notice will be effective as of the last day of the month in which it is timely received and will not affect participation in the Plan for any prior month). Any transfer of Shares by a Participant to a non-Participant will terminate participation in the Plan with respect to the transferred Shares. If a Participant requests that the Company repurchase all or any portion of the Participant’s Shares, the Participant’s participation in the Plan with respect to the Participant’s Shares for which repurchase was requested but that were not repurchased will be terminated. Upon termination of Plan participation for any reason, future Distributions will be distributed to the Stockholder in cash.

10.

Amendment, Suspension or Termination by the Company. The Board of Directors of the Company may by majority vote amend any aspect of the Plan; provided that the Plan cannot be amended to eliminate a Participant’s right to terminate participation in the Plan and that notice of any material amendment must be provided to Participants at least ten days prior to the effective date of that amendment. The Board of Directors of the Company may by majority vote suspend or terminate the Plan for any reason upon ten days’ written notice to the Participants.

11.

Liability of the Company. The Company shall not be liable for any act done in good faith, or for any good faith omission to act, including, without limitation, any claims or liability (i) arising out of failure to terminate a Participant’s account upon such Participant’s death prior to timely receipt of notice in writing of such death or (ii) with respect to the time and the prices at which Shares are purchased or sold for a Participant’s account. To the extent that indemnification may apply to liabilities arising under the Securities Act of 1933, as amended, or the securities laws of a particular state, the Company has been advised that, in the opinion of the SEC and certain state securities commissioners, such indemnification is contrary to public policy and, therefore, unenforceable.